SUPPLEMENT DATED JUNE 23, 2025
To the following current prospectus, initial summary prospectus, and updating summary prospectus dated May 1, 2025:
Allianz Index Advantage+ New YorkTM Variable Annuity Contract

ISSUED BY
Allianz Life Insurance Company of New York and Allianz Life of NY Variable Account C

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective July 14, 2025, the limit on Early Reallocation requests increases from two each Index Year to twelve each Index Year. Each request can involve multiple locked Index Options.

As a result, all references within the prospectus to a limit of two Early Reallocation requests each Index Year is revised to twelve each Index Year.

PRO-001-0525
(INYP-003, INYP-003-ISP, INYP-003-USP)